EXHIBIT 99.1
                     Chartered Public Accountants Gruber
                            Steuerberatungs GmbH

                       Annual financial statement as of
                                  12/31/2015
                    ODISSEA Betriebsinformatik Beratung GmbH
                      Salurner Strasse 12, 6020 Innsbruck

TABLE OF CONTENTS
                                                                            PAGE
AUDITORS REPORT
    AUDIT CONTRACT AND PERFORMANCE OF THE ENGAGEMENT                           3
    BREAKDOWN AND DESCRIPTION OF SIGNIFICANT ITEMS IN THE
        FINANCIAL STATEMENTS                                                   4
    SUMMARY OF AUDIT FINDINGS                                                  4
    AUDITOR'S REPORT                                                           4
COMPILATION REPORT                                                             7
LEGAL STATUS                                                                   9
TAX STATUS                                                                     9
BALANCE SHEET AS OF 12/31/2015                                                10
PROFIT & LOSS STATEMENT                                                       11
DETAILED ASSETS                                                               13
DETAILED LIABILITIES                                                          14
DETAILED PROFIT & LOSS STATEMENT                                              16
APPENDIX                                                                      21
ENCLOSURES TO APPENDIX                                                        25
NOTES TO THE BALANCE SHEET                                                    26
    ASSET ANALYSIS                                                            27
    DETAILED ASSET ANALYSIS                                                   28
    ASSET ADDITIONS                                                           31
    DEPRECIATION FORECAST                                                     32





































                    ODISSEA Betriebsinformatik Beratung GmbH

To the
Members of Management of
Odissea Betriebsinformatik Beratung GmbH,
Luca Pasquini and Gabriele Peroni
Salurner StraBe 12, Innsbruck


We have completed the audit of the financial statements as of 31.12.2015 of

                   Odissea Betriebsinformatik Beratung GmbH,
                                 Innsbruck,
                       (referred to as "the Company")

and provide the results of our audit in the following report:


1. Audit contract and performance of the engagement


By management resolution of Odissea Betriebsinformatik Beratung GmbH, Innsbruck, we were elected as auditor for the voluntary audit of fiscal year 2015. The Company, represented by the management board, concluded an audit contract with us to audit the financial statements as of 31.12.2015, including the accounting system pursuant to Sections 269 et seqq. UGB.

The Company is a small corporation pursuant to Section 221 UGB.

The audit is a voluntary audit.

The audit included assessing whether the statutory requirements were adhered to.

We conducted our audit in accordance with the legal requirements and generally accepted standards on auditing as applied in Austria. These standards require that we comply with International Standards on Auditing - ISAs. An auditor conducting an audit obtains reasonable assurance about whether the financial statements are free from material misstatement. Absolute assurance is not attainable due to the inherent limitations of any accounting and internal control system and due to the sample-based test nature of an audit, there is an unavoidable risk that material misstatements in the financial statements remain undetected. Areas which are generally covered in special engagements were not included in our scope of work.

We performed the audit, with interruptions in August 2016 mainly at the our office in Innsbruck. The audit was substantially completed at the date of this report.

Auditor responsible for the proper performance of the engagement is Mr. Mag. Wilfried Stauder, Austrian Certified Public Accountant.

Our audit is based on the audit contract concluded with the Company. The "General Conditions of Contract issued by the Austrian Chamber of Public Accountants and Tax Advisors" (refer to Appendix II) form an integral part of the audit contract. These conditions of contract do not only apply to the Company and the auditor, but also to third parties. Section 275 UGB applies with regard to our responsibility and liability as auditors towards the Company and towards third parties.

2. Breakdown and description of significant items in the financial statements


The breakdown and description of all significant financial statement items are included in the notes to the financial statements. Therefore, we refer to the respective disclosures made by the management in the notes to the financial statements.


3. Summary of audit findings


3.1. Compliance of the accounting system and the financial statements

During our audit, we obtained evidence that the statutory requirements and accounting principles generally accepted in Austria have been complied with.

In line with our risk and controls based audit approach and to the extent we considered necessary for the purpose of expressing an opinion, we considered internal controls related to sub processes of the financial reporting process as part of our audit.

With regard to the compliance of the financial statements with all applicable statutory requirements we refer to the auditor's report.


3.2. Information provided

The Company's legal representatives provided all evidence and explanations requested by us. We obtained a representation letter signed by the legal representatives which we included in our working papers.


3.3. Reporting in accordance with Section 273 (2) and (3) UGB


During our audit we did not note any facts which indicate there could be substantial doubt about the Company's ability to continue as a going concern, or which indicate a material deterioration of the Company's performance or a material offence of the Company's legal representatives or its employees against Austrian law or the Company's articles of association. We did not note any material weaknesses in the internal controls over the financial reporting process. The financial statements do not meet the requirements for the assumed need of reorganization in accordance with Section 22 Paragraph 1 Subsection 1 URG (Austrian Corporate Restructuring Act).


4. Auditor's Report

Report on the Financial Statements

We have audited the accompanying financial statements of

                   Odissea Betriebsinformatik Beratung GmbH,
                                 Innsbruck,

for the fiscal year from 1.1.2015 to 31.12.2015. These financial statements comprise the statement of financial position as of 31.12.2015, the income statement for the fiscal year ended 31.12.2015, and the notes.

Our responsibility and liability as auditor is guided by Section 275 UGB (liability regulations for the audit of small and medium-sized companies) and is limited to a total of 2 million Euros towards the Company and towards third parties.

Management's Responsibility for the Financial Statements

The Company's management is responsible for the preparation and fair presentation of these financial statements in accordance with Austrian Generally Accepted Accounting Principles (UGB) and for such internal control as management determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with Austrian Standards on Auditing. Those standards require that we comply with International Standards on Auditing - ISA. In accordance with International Standards on Auditing, we are required to comply with professional requirements and plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a reasonable basis for our audit opinion.

Opinion

Our audit did not give rise to any objections. In our opinion, which is based on the results of our audit, the financial statements comply with legal requirements present fairly, in all material respects, the financial position of the Company as of 31.12.2015 and its financial performance for the year then ended in accordance with Austrian Generally Accepted Accounting Principles.



Innsbruck, on 11th August 2016

                           Stauder Schuchter Kempf
                  WirtschaftsprUfungs - und Steuerberatungs GmbH

                            /s/ Mag. Wilfried Stauder
                            Mag. Wilfried Stauder
                       Austrian Certified Public Accountant

This report is a translation of the original report in German, which is solely valid.

Publication of the financial statements together with our auditor's opinion may only be made if the financial statements and the management report are identical with the audited version attached to this report. Section 281 paragraph 2 UGB (Austrian Commercial Code) applies.

Compilation Report

To the Board of Directors of

ODISSEA Betriebsinformatik Beratung GmbH, 6020 Innsbruck, Salurner Strasse 12.

Report on the compilation of annual financial statement of ODISSEA Betriebsinformatik Beratung GmbH as of 12/31/2015:

As commissioned we have created the following annual financial statement of ODISSEA Betriebsinformatik Beratung GmbH as of 12/31/2015 - comprising of balance sheet, profit & loss statement as well as appendix - based on the accounts and inventory as well as information on balance sheet and accounting methods to be used.

This financial statement was compiled based on the activities (accounting) carries out by us and documents, books and inventory evidence submitted to us, which we did not audit - as commissioned - for correctness or plausibility, and the audit also used the information provided to us. You are directly responsible for the accounting methods as well as inventory management and annual financial statements in accordance with the accounting rules of the company (UGB) and the supplementary provisions of the articles of association.

You also responsible for the accuracy and completeness of the documents and information provided to us, even for users of the annual financial statement prepared by us. In this context, we would like to refer to the letter of representation that you have signed at our request.

The information was provided by the board of directors.

You made the decisions about the voting rights and other discretionary decisions.

We have prepared this report in accordance with the expert opinion KFS/RL 26 "Principles for the preparation of annual financial statements". The enclosed General Terms & Conditions (AAB) for audit professionals of the Chamber of Chartered Accountants (KWT) in the currently valid version shall be applicable for the preparation of this report.

This statement can be sent to Third Parties only by enclosing our audit report.

If the annual financial statement prepared by us is disclosed to any Third Parties, the statements on liability against Third Parties mentioned in Point 8 of AAB for audit professionals of KWT shall be applicable.

Wirtschaftstreuhander Gruber Steuerberatungs GmbH
Hauptstrasse 14a
6401 Inzing

Inzing on, 08/10/2016

LEGAL STATUS

Company:                        ODISSEA Betriebsinformatik Beratung GmbH

Headquarters of the company:    Innsbruck

Business address:               6020 Innsbruck, Salurner Strasse 12

Establishment:                  Articles of Association as of 06/25/2013

Legal form                      GmbH [Limited Liability Company]

Company register no.            398599a

Entry in company register:      09/07/2013

Business purpose:               IT consulting

Fiscal year:                    10/01/2015 to 12/31/2015

Share capital:                  35000

Size:                           Small

Shareholders:                   Luca Pasquini
                                Gabriele Peroni



Paid-up capital:                Luca Pasquini EUR 17,500
                                Gabriele Peroni EUR 17,500


Managing director(s):           Annamarie Iva Ornella Feraresi
                                Luca Pasquini

TAX STATUS

Tax office:                     INNSBRUCK

Tax ID no.:                     307/8235

UID Number:                     ATU69273029

Tax consultants:                Wirtschaftstreuhander Gruber Steuerberatungs
                                GmbH 6401 Inzing Hauptstrasse 14a AUSTRIA

BALANCE SHEET AS OF 31/12/2015

Assets                                                12/31/2015      12/31/2014
                                                             EUR             EUR
A.  FIXED ASSETS
    I. INTANGIBLE ASSETS
    1. other fixed assets, operating and
        office equipment                              11,013.38        5,275.64
                                                      ---------        --------
                                                      11,013.38        5,275.64

    ll. TANGIBLE ASSETS
    1. Other assets, operating licenses               22,851.92       13,796.80
                                                      ---------        --------
                                                      22,851.92       13,796.80
                                                      ---------        --------
                                                      33,865.30       19,072.44

B.  CURRENT ASSETS
    I. Stocks
    1. Trade receivables                                   0.00            0.00
                                                      ---------        --------
                                                           0.00            0.00
    11. RECEIVABLES AND OTHER ASSETS

    1. Trade receivables                              73,548.47       30,000.00
    2. Other Assets                                    8,454.00       14,846.28
                                                      ---------        --------
                                                      82,002.47       44,846.28
    ll. CASH BALANCE, CHECKS, DEPOSITS WITH
    CREDIT INSTITUTIONS
    1. Deposit with credit institutions               50,181.77       30,201.30
                                                      ---------        --------
                                                      50,181.77       30,201.30
                                                      ---------        --------
                                                     132,184.24       75,047.58

C   ACCRUALS AND DEFERRALS
    1. Active accruals & deferrals                     9,000.00       12,000.00
                                                      ---------        --------
                                                       9,000.00       12,000.00
                                                      ---------        --------
    TOTAL ASSETS                                     175,049.54      106,120.02
                                                      =========        ========

A.  SHAREHOLDERS' EQUITY
    I. SHARE CAPITAL
    1. Share capital                                  35,000.00       35,000.00
                                                      ---------        --------
                                                      35,000.00       35,000.00
                                                      ---------        --------

    ll. NET PROFIT
    Profit & Loss carried forward                   (168,698.27)     (32,088.02)
    Annual profit & loss                              59,177.70     (136,610.25)
                                                      ---------        --------
                                                    (109,520.57)    (168,698.27)
                                                      ---------        --------
                                                     (74,520.57)    (133,698.27)

B.  PROVISIONS
    1. Tax provisions                                  2,883.00          937.00
    2. Other provisions                               44,292.13       17,446.76
                                                      ---------        --------
                                                      47.175.13       18,383.76

C.  LIABILITIES

    1. Trade payables                                 25,186.29       18,002.36

    2. Other liabilities:
    Other liabilities from taxes                      14,829.27          932.17
    Other liabilities from social contributions            0.00        5,009.01
                                                     162,379.42      202,500.00
                                                      ---------        --------
                                                     177,208.69      203,432.17
                                                      ---------        --------
                                                     202.394.98      221.434.53
                                                      ---------        --------
TOTAL LIABILITIES                                    175,049.54      106,120.02
                                                      =========        ========

PROFIT & LOSS STATEMENT

for the fiscal year from 01/01/2015 to 12/31/2015
                                                            2015            2014
                                                             EUR             EUR

1.  REVENUES
    a) Revenues                                      330,499.00        6,946.17
    b) Service revenue                               389,783.51      308,700.00
                                                      ---------        --------
                                                     720,282.51      315,464.17

2.  CHANGES TO FINISHED GOODS AND WORK IN PROGRESS AND
    SERVICES NOT YET INVOICED
                                                           0.00      -11,400.00
                                                      ---------        --------

3.  OTHER OPERATING INCOME
    a) Income from sales of assets                    (1,042.50)           0.00
                                                      ---------        --------
                                                      (1,042.50)           0.00

4.  COST OF MATERIALS AND OTHER MANUFACTURING COSTS
    a) Cost of materials                              (1,261.70)           0.00
    b) Expenses for services procured               (262,898.00)    (133,301.00)
    c) Cash discounts received                             5.11            0.00
                                                      ---------        --------
                                                    (264,154.59)    (133,301.00)

5.  PERSONNEL EXPENSES
    a) Wages                                               0.00            0.00
    b) Salaries                                     (252,941.15)    (200,576.39)
    c) Expenses for severance payments                (2,659.96)      (2,598.94)
    d) Expenses for legally prescribed
    social contributions as well as other
    mandatory contributions                          (55,552.92)     (52,473.22)

    e) Other social expenses                            (124.15)           0.00
                                                      ---------        --------
                                                    (311,278.18)    (255,648.55)

6.  WRITE-OFFS
    a) Depreciation on intangible assets
    and activated expenses for business
    Expansion                                         (1,212.40)        (855.70)
                                                     (17,679.69)      (9,025.02)
                                                      ---------        --------
                                                     (17,679.69)      (9,025.02)

7.  OTHER BUSINESS EXPENSES

    a) Taxes and charges if they are not
    dependent on income or revenue                      (471.14)      (1,212.40)
    b) Office space                                  (14,436.14)     (17,390.09)
    c) Energy expenses                                  (812.61)      (1,072.50)
    d) Maintenance                                    (5,306.33)           0.00
    e) Vehicle expenses                               (8,917.55)      (1,730.78)
    f) Advertisement and similar expenses               (632.05)      (1,722.40)
    g) Travel expenses                                (6,342.92)      (6,185.10)
    h) Communication expenses                         (3,536.14)      (3,564.91)
    i) Office expenses                                  (248.27)         (55.69)
    j) Rent and leasing expenses                      (8,893.97)        (847.85)
    k) Other operating expenses                      (11,902.73)      (7,784.13)
                                                      ---------        --------
                                                     (64,499.85)     (41,565.85)

8.  OPERATING PROFIT                                  61,627.70     (135,294.25)


9.  INTEREST AND SIMILAR INCOME                            0.00            0.00
                                                      ---------        --------
                                                           0.00            0.00

10. INTEREST AND SIMILAR EXPENSES                         (4.00)          (4.00)
                                                      ---------        --------
                                                          (4.00)          (4.00)

11. NET OTHER INCOME/(EXPENSES)                           (4.00)          (4.00)


12. INCOME BEFORE INCOME TAXES
                                                      61,623.70     (135,298.25)

13. INCOME TAXES                                      (2,446.00)      (1,312.00)

14. NET INCOME/(LOSS)                                 59,177.70     (136,610.25)

15. NET INCOME/(LOSS) FOR THE YEAR                    59,177.70     (136,610.25)

16. ACCUMULATED DEFICIT, BEGINNING                  (168,698.27)     (32,088.02)

17. ACCUMULATED DEFICIT, ENDING                     (109,520.57)    (168,698.27)

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DETAILED ASSETS
                                                      12/31/2015      12/31/2014
                                                             EUR             EUR

A.  FIXED ASSETS
    l. INTANGIBLE ASSETS

    1. Concessions, industrial rights and similar rights and values and resulting licenses


    110 Patent and license rights                      2,380.02        5,275.64
    120 Data processing                                8,633.36            0.00
                                                      11,013.38        5,275.64
                                                      ---------        --------
                  TOTAL INTANGIBLE ASSETS             11,013.38        5,275.64

    II. TANGIBLE ASSETS

    1.OTHER ASSETS, OPERATING AND OFFICE
    EQUIPMENT

    660 Operating and office equipment                22,851.92       13,796.80
                                                      ---------        --------
                                                      22,851.92       13,796.80

    TOTAL TANGIBLE ASSETS                             22,851.92       13,796.80
                                                      ---------        --------
    TOTAL FIXED ASSETS                                33,865.30       19,072.44

B.  CURRENT ASSETS
    I RECEIVABLES AND OTHER ASSETS
    1.RECEIVABLES AND OTHER ASSETS

    2196 Services not yet invoiced                    73,548.47       30,000.00
                                                      ---------        --------
                                                      73,548.47       30,000.00

    2. OTHER RECEIVABLES AND ASSETS


    2391 Office deposit Salurnerstrasse                8,400.00        8,400.00
    3550 Tax office                                       54.00        5,279.78
    3560 Municipality                                      0.00          745.60
    3700 Payroll account                                   0.00          420.90
                                                      ---------        --------
                                                       8,454.00       14,846.28
                                                      ---------        --------
    TOTAL RECEIABLES                                  82,002.47       44,846.28

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    II. CASH BALANCE, CHECKS, DEPOSITS WITH CREDIT INSTITUTIONS

    1. DEPOSITS WITH CREDIT INSTITUTIONS

    2801 TirolerSparkasse 03.301.392.373              50,181.77       30,201.30
                                                      ---------        --------
                                                      50,181.77       30,201.30
                                                      ---------        --------
                                                      50,181.77       30,201.30
                                                      ---------        --------
                                                     132,184.24       75,047.58

C.      DEFERRALS & ACCRUALS

    2990 Active deferrals & accruals                   9,000.00       12,000.00
                                                      ---------        --------
                                                       9,000.00       12,000.00
                                                      ---------        --------
        TOTAL DEFERRALS & ACCRUALS                   175,049.54      106,120.02
                                                      ---------        --------


DETAILED LIABILITIES

                                                      12/31/2014      12/31/2013
                                                             EUR             EUR

A       NEGATIVE EQUITY

    I   SHARE CAPITAL
    1   SHARE CAPITAL
    9010    Share capital                            (35,000.00)     (35,000.00)
                                                      ---------        --------
                                                     (35,000.00)     (35,000.00)
                                                      ---------        --------
        TOTAL SHARE CAPITAL                          (35,000.00)     (35,000.00)

    II  NET LOSS

    9390    Profit & loss carried forward            168,.98.27       32,088.02
    9399    Annual profit                             59,177.70      136,610.25
                                                      ---------        --------
        TOTAL NET PROFIT/LOSS                        109,520.57      168,698.27

        TOTAL SHAREHOLDERS' EQUITY                    74,520.57      133,698.27

B       PROVISIONS

    1.  TAX PROVISIONS

    3020    Corporate tax                             (2,883.00)        (937.00)
                                                      ---------        --------
                                                      (2,883.00)        (937.00)

    2.  OTHER PROVISIONS

    3044    Services not yet invoiced                (11,192.13)     (15,446.76)
    3060    Consultancy and financial
            statement costs                           (3,000.00)      (2,000.00)
    3090    Other provisions                         (30,100.00)           0.00
                                                      ---------        --------
                                                     (44,292.13)     (17,446.76)
                                                      ---------        --------
        TOTAL PROVISIONS                             (44,292.13)     (17,446.76)

C       LIABILITIES

    1   ACCOUNTS PAYABLE TRADE

    3300    Accounts payable trade - domestic         (6,647.58)      16,900.54
    3710    Various short-term liabilities           (18,538.71)      (1,101.82)
                                                      ---------        --------
                                                     (25,186.29)     (18,002.36)

    2   OTHER LIABILITIES
        FROM TAXES

    3510    VAT                                       (9,541.16)        (212.17)
    3520    Tax office wage deduction (L)             (3,080.65)        (720.00)
    3521    Tax office wage deduction (DB)            (1,252.66)           0.00
    3522    Tax office wage deductions (DZ)             (119.70)           0.00
    3560    Municipality                                (835.10)           0.00
                                                      ---------        --------
                                                     (14,829.27)        (932.17)

        OTHER LIABILITIES

    3480    Other short-term liabilities to
            the shareholders                         (91,500.00)    (190,500.00)
    3750    Various liabilities 1-5                  (71,000.00)           0.00
    3810    Payroll account Luca Pasquini                120.58      (12,000.00)
                                                      ---------        --------
                                                    (162,379.42)    (202.500.00)

        TOTAL OTHER LIABILITIES                     (177,208.69)    (203,432.17)
                                                      ---------        --------
        TOTAL LIABILITIES                           (202,394.98)    (221,434.53)
                                                      ---------        --------
        TOTAL LIABILITIES                           (175,049.54)    (106,120.02)
                                                      ---------        --------

DETAILED PROFIT & LOSS STATEMENT
for the fiscal year from 01/01/2015 to 12/31/2015
                                                            2015            2014
                                                             EUR             EUR
1.      REVENUES
    a)   Service revenue

    4240    Domestic revenue - 20%                   330,499.00        6,946.17
                                                      ---------        --------
                                                     330,499.00        6,946.17
    b)  Service revenue

    4240    Service revenue EU                       389,783.51      308,700.00
                                                      ---------        --------
                                                     389,783.51      308,700.00
                                                      ---------        --------
        TOTAL REVENUES                               720,282.51       315.46.17

2       CHANGES TO FINISHED GOODS AND WORK IN PROGRESS
        AND SERVICES NOT YET INVOICED

    4560    Changes to services that are not
            yet invoiced                                   0.00      -11.400.00
                                                      ---------        --------
                                                           0.00      -11.400.00
3       OTHER OPERATING INCOME

    a)  Income from outflow and appreciation of
        assets with the exception of financial assets

    7820    Book value of depreciated assets          (1,042.50)           0.00
                                                      ---------        --------
                                                      (1,042.50)           0.00
                                                      ---------        --------
        TOTAL OTHER OPERATING INCOME                  (1,042.50)           0.00

4       COST OF MATERIALS AND OTHER MANUFACTURING COSTS

    a)  Cost of materials
    5060    Cost of materials trade                   (1,261.70)           0.00
                                                      ---------        --------
                                                      (1,261.70)           0.00

    b)  Expenses for services procured
    5700    Sub-contract                            (262,898.00)    (133,301.00)
                                                      ---------        --------
                                                    (262,898.00)    (133,301.00)

    c)  Cash discounts received

    5800    Cash discounts received - 0%                   4.81            0.00
    5820    Cash discounts received - 20%                  0.30            0.00
                                                      ---------        --------
                                                           5.11            0.00

        TOTAL MATERIAL COST                        (264,.154.59)    (133,301.00)

5       PERSONNEL EXPENSES

    a)  Wages

    6200    Salaries                                (149,014.44)    (149,052.41)
    6210    Commissions                              (30,100.00)           0.00
    6280    Managing director                        (52,500.00)     (14,000.00)
    6300    Other remunerations                      (24,835.74)     (24,871.86)
    6372    Per diem                                     (73.60)      (1,011.30)
    6380    Mileage allowance and expenses              (672.00)      (1,799.28)
    6470    Adjustment to the provision for
            unutilized vacation entitlements           4,254.63       (9,841.54)
                                                      ---------        --------
                                                    (252,941.15)    (200,576.39)
                                                      ---------        --------
                                                      (9,025.02)      (3,628.52)

    b)  Expenses for severance payments

    6401    BMVG [Works Constitution Act]
            contributions                             (2,659.96)      (2,598.94)
                                                      ---------        --------
                                                      (2,659.96)      (2,598.94)

    c)  Expenses for legally prescribed social
        contributions as well as salary-dependent expenses and mandatory contributions

    6500    Legal social contributions                   593.74        2,598.94
    6550    Legal social contributions
            for management                           (38,073.37)     (40,364.94)
    6600    Employer contribution                    (10,256.00)      (8,345.86)
    6601    Surcharge for employer contribution         (980.01)        (797.47)
    6630    Community tax                             (6,837.28)      (5,563.89)
                                                      ---------        --------
                                                     (55,552.92)     (52,473.22)
    d)  Other social contributions

    6700    Voluntary social contributions              (124.15)           0.00
                                                      ---------        --------
                                                        (124.15)           0.00

        TOTAL PERSONNEL EXPENSES                    (311,278.18)    (255,648.55)

6       WRITE-OFFS

    a)  Depreciation on intangible assets
        and activated expenses for business
        expansion

    7010    Depreciation on fixed assets             (15,085.57)      (6,431.72)
    7070    Low-value assets                          (2,594.12)      (2,593.30)
                                                     (17,679.69)      (9,025.02)
                                                      ---------        --------
                                                     (17,679.69)      (9,025.02)

7       OTHER OPERATING EXPENSES

    a) Taxes and charges if they are not dependent on income or revenues

    7110    Stamp and legal fees                           0.00         (689.00)
    7171    Contributions for trade chambers and
            professional associations                   (419.14)        (200.00)
    7172    Mandatory contribution to regional
            government                                     0.00         (323.40)
    7180    Other taxes and charges                      (52.00)           0.00
                                                      ---------        --------
                                                        (471.14)      (1,212.40)

    b)  Office expenses

    7400    Rent                                     (17,436.14)     (17,390.09)
                                                      ---------        --------
                                                     (17,436.14)     (17,390.09)

    c)  Energy expenses

    7241    Electricity                                 (373.77)        (440.00)
    7250    Heating costs                               (438.84)        (632.50)
                                                      ---------        --------
                                                        (812.61)      (1,072.50)

    d)  Maintenance

    7211    Software maintenance                      (5,306.33)           0.00
                                                      ---------        --------
                                                      (5,306.33)           0.00

    e)  Vehicle expenses

    7207    Repair and maintenance for car pool       (1,667.09)         (36.00)
    7330    Vehicle expenses - cars (fuel)            (5,312.36)      (1,613.13)
    7701    Vehicle insurance                         (1,938.10)         (81.65)
                                                      ---------        --------
                                                      (8,917.55)      (1,730.78)

    f)  Advertisement and similar expenses

    7540    Third Party commissions                        0.00       (1,680.00)
    7651    Advertisements                               (42.40)         (42.40)
    7660    Similar expenses                            (128.11)           0.00
    7665    Representation                              (461.54)           0.00
                                                        (632.05)      (1,722.40)
    g)  Travel expenses

    7340    Travel expenses                           (3,466.20)      (1,522.41)
    7341    Travel expenses for managing director     (2,199.30)      (4,306.81)
    7342    Travel expenses for shareholders            (677.42)        (273.18)
    7355    Parking and toll fees                          0.00          (82.70)
                                                      ---------        --------
                                                      (6,342.92)      -6,185.10

    h)  Communication expenses

    7380    Telephone                                 (3,536.14)      (3,564.91)
                                                      ---------        --------
                                                      (3,536.14)      (3,564.91)
    i)  Office expenses

    7600    Office material                             (248.27)         (55.69)
                                                      ---------        --------
                                                        (248.27)         (55.69)

    j)  Rent and leasing expenses

    7460    Car lease                                 (8,893.97)        (847.85)
                                                      ---------        --------
                                                      (8,893.97)        (847.85)

                                                          (4.00)           0.00
    k)  Other operating expenses

    7480    Licensing fees                                 0.00          (72.30)
    7750    Tax consultancy expenses                  (3,500.00)      (3,157.00)
    7755    Legal consultancy expenses                (4,000.00)        (892.00)
    7760    Accounting and EDP costs                  (3,474.79)      (3,399.05)
    7790    Costs of monetary transactions              (928.38)        (263.67)
    7802    Cent correction                                0.44           (0.11)
                                                      ---------        --------
                                                     (11,902.73)      (7,784.13)

        TOTAL OTHER OPERATING EXPENSES               (64,499.85)     (41,565.85)


8.      OPERATING PROFIT                              61,627.70     (135,294.25)

9.      INTERESTS AND SIMILAR EXPENSES

    8320    Interest on arrears and reminder fees         (4.00)          (4.00)
                                                      ---------        --------
                                                          (4.00)          (4.00)

                                                          (4.00)          (4.00)

10      FINANCIAL INCOME                                  (4.00)          (4.00)

11      INCOME FROM ORDINARY BUSINESS ACTIVITIES
                                                      61,623.70     (135,298.25)

12      INCOME AND REVENUE TAX

    8500    Corporate tax                             (3,383.00)      (1,437.00)
    8501    Corporate tax for previous periods           937.00          125.00
                                                      ---------        --------
                                                      (2,446.00)      (1,312.00)

13      ANNUAL PROFIT (+)
        ANNUAL (LOSS) (-)                             59,177.70     (136,610.25)

14      ANNUAL PROFIT/(LOSS)                          59,177.70     (136,610.25)

15      PROFIT CARRIED FORWARD

    9390    Profit & Loss carried forward           (168,698.27)     (32,088.02)

16      Net profit
        Net loss                                    (109,520.57)    (168.698.27)

                                   APPENDIX




                                      of


                    Odissea Betriebsinformatik Beratung GmbH
                                   Innsbruck

                             for the fiscal year
                       from 01/01/2015 to 12/31/2015

Accounting and valuation methods
General principles

The annual financial statement was prepared based on the rules of UGB.

The annual financial statement was prepared based on generally accepted accounting principles and in accordance with a general norm to provide a truthful picture of assets, financial and income situation.

The principle of completeness was followed in preparing this financial statement.

Individual valuation was used for the valuation of assets.

Furthermore, going concern principle was used for the valuation.

Principle of prudence was used so that only the profits as on the cut-off date are shown. Identifiable risks and potential losses, which are applicable for the fiscal year or earlier, were taken into consideration even if such circumstances have come into force between the cut-off date and date when this financial statement was prepared.

Receivables and liabilities in foreign currency were calculated with the foreign exchange rate as on the reporting date, if there is any revaluation involved.

Amounts without currency information are EURO amounts.


Notes to the balance sheet

Assets

The trend of individual items of the assets and depreciation based on individual items is presented in the asset analysis. All detailed evaluations (inflow and outflow) are attached as enclosures to this report.

Intangible fixed assets

The intangible fixed assets are valued at procurement and manufacturing costs, which are then reduced by planned depreciation.

Linear depreciation is used.

The service life for the individual items stated in the enclosed list of appendices is used as a basis for planned depreciation.

Following service life is used for the planned depreciation:

Tangible assets

The tangible fixed assets are valued at procurement and manufacturing costs, which are then reduced by planned depreciation.

Linear depreciation is used.

Following service life is used for the planned depreciation:

                                                        Years           Percent

Operating and office equipment                              3             33.33

Low-value assets

Benefit in accordance with Article 13 of EStG [Income Tax Act] is used for low-value assets amounting to EUR 2,594.12.

A valuation reserve in accordance with Article 13 of EStG is not used as it is not significant in this instance.

Reserves

Reporting of negative cash flow

There is no excessive debt in sense of any insolvency, because the shareholders have given their binding declarations that they have secured financing for the company and the existing debt is sufficiently covered by the receivables, which amount to EUR 91,500 on the reporting date.

Provisions

                                Status 01.01     Inflow   Outflow   Status 12.31
                                         EUR        EUR       EUR            EUR
Provision for corporate tax           937.00   2,883.00    937.00       2,883.00
Provision of unutilized
vacation entitlement               15,446.76       0.00  4,254.63      11,192.13
Provision for accounting work       2,000.00   3,000.00  2,000.00       3,000.00
Other provisions                        0.00  30,100.00      0.00      30,100.00
                                   ---------  --------- ---------      ---------
Total                              18,383.76  35.983.00  7,191.63      47,175.13


Breakdown of liabilities

Liabilities are estimated with their repayment amount.

                                              > 5 years                 > 1 year
Total amount of liabilities
with residual duration                             0.00               162,500.00


Other information


Members of the Board of Directors


Following person(s) is/are appointed as managing director(s):

Annamaria Iva Ornella Ferraresi

Number of employees

The average number of employees during the fiscal year, categorized into employees and managers:


                Fiscal year
Employees               0
Managers                5
                    -------
Total                   5


Annual financial statement signed by the managing director


    /s/ Luca Pasquini           /s/ Annamaria Iva Ornella Ferraresi
    -----------------          ------------------------------------
        Luca Pasquini               Annamaria Iva Ornella Ferraresi

Signature    Inzing 08/10/2016

                          ENCLOSURES TO THE APPENDIX

NOTES TO THE BALANCE SHEET

2900    Active accruals & deferrals

Leasing payment Toyota RAV 4                                          12,000.00
Cancellation of advance lease payment Toyota RAV 4                    (3,000.27)
                                                                        -------
                                                                        9000.00

3090    Other provisions

Provisions  Employee premiums 2015                                   (30,100.00)
                                                                        -------
                                                                     (30,100.00)

3510    VAT calculation

U 11/2015                                                             (3,369.03)
U 12/2015                                                             (6,172.13)
                                                                        -------
                                                                      (9,541.16)

3710    Other short-term liabilities

IKG 12/2015                                                              (40.00)
Tigas 12/2015                                                            (45.83)
A1 Telecom 12/2015                                                      (148.14)
Hutchison Drei Telekom 12/2015                                           (16.67)
WT Gruber BH + LV 12/2015                                               (288.07)
Engange IT Services 12/2015                                          (18,000.00)
                                                                        -------
                                                                     (18,538.71)

ASSET ANALYSIS

Account                             Procurement       Inflow        Outflow      Rebooking   Procurement    Appreciation
description                         value                                                    value

Intangible assets
110 Patent and license rights       8,686.86               0.00        0.00         0.00        8,686.86             0.00
120 Data processing                     0.00          10,950.00        0.00         0.00       10,950.00             0.00
INTANGIBLE ASSETS                   8,686.86          10,950.00        0.00         0.00       19,636.86             0.00

TANGIBLE ASSETS
660 Operating and
    business equipment             18,854.94          19,970.93    1,390.00         0.00       37,435.87             0.00

TANGIBLE ASSETS                    18,854.94          19,970.93    1,390.00         0.00       37,435.87             0.00

TOTAL                              27,541.80          30,920.93    1,390.00         0.00       57,072.73             0.00



Account                         Depreciation    Book value        Book value      Total
description                     01/01/2015      12/31/2015        Depreciation

Intangible assets                2,895.62         5,275.64        2,380.02        6,306.84
110 Patent and license rights    2,316.64             0.00        8,633.36        2,316.64
120 Data processing              5,212.26         5,275.64        11,013.38       8,623.48
INTANGIBLE ASSETS

TANGIBLE ASSETS                  9,873.31         13,796.80       22,851.92       14,583.95
660 Operating and
    business equipment           9,873.31         13,796.80       22,851.92       14,583.95

TANGIBLE ASSETS                 15,085.57         19,072.44       33,865.30       23,207.43

TOTAL


DETAILED ASSET ANALYSIS

Inv       Description                  Procurement    Procurement value   ND      Inflow       Outflow       Rebooking
                                       Date           01/01/2015

110 Patent and license rights
1-1 Red gate SQL Source Control        07/19/2013       956.25            3            0.00        0.00          0.00
1-2 Red gate SQL Developer Bundle      07/19/2013     1,228.25            3            0.00        0.00          0.00
1-3 Red gate  .NET  Tool belt          07/19/2013     1,483.25            3            0.00        0.00          0.00
2-0 Teamviewer 8 Corporate             10/09/2013     1.990.00            3            0.00        0.00          0.00
3-0 Server license                     06/30/2014       465.00            3            0.00        0.00          0.00
4-0 Licenses 08/2014 - 09/2017         08/08/2014     2,564.11            3            0.00        0.00          0.00
                                    -----------------------------------------------------------------------------------
                                                      8,686.86                         0.00        0.00          0.00
Patent and license rights

120 Data processing programs

1-0 PRTG 1000 Network Monitor          03/16/2015         0.00            3        2,000.00        0.00          0.00
2-0 PRTG 1000 Network Monitor
    upgrade unlimited                  09/02/2015         0.00            3        8,000.00        0.00          0.00
3-0 Octopus SW Development Tool        04/30/2015         0.00            3          950.00        0.00          0.00
                                    -----------------------------------------------------------------------------------
    Data processing programs                              0.00                    10,950.00        0.00          0.00

660 Operating and office equipment

1-0 Toshiba Botebook Tecra R950-19E    07/26/2013       885.00            3            0.00        0.00          0.00
2-0 Toshiba Botebook Tecra R950-19E    07/26/2013       885.00            3            0.00        0.00          0.00
3-0 5Stk. Toshiba Docking station      07/26/2013       600.00            3            0.00        0.00          0.00
4-0 8Stk. Samsung Monitor LED 21.5"    07/26/2013       894.00            3            0.00        0.00          0.00
5-0 Toshiba Tecra R950-19E+Asus PC     07/31/2013     1,265.00            3            0.00        0.00          0.00
6-0 Toshiba Tecra R950-19E+ Monitor    08/30/2013     1,302.34            3            0.00        0.00          0.00
7-0 Scanner                            10/31/2013       737.00            3            0.00        0.00          0.00
8-0 Toshiba Botebook Tecra R930-15C    02/28/2014     1,090.00            4            0.00        0.00          0.00
9-0 Toshiba Botebook Tecra R930-15C    02/28/2014     1,090.00            4            0.00        0.00          0.00
10-0    HP Elitebook 840               08/06/2014       960.00            4            0.00        0.00          0.00
11-0    TECRA Z40-A-11W C15-4300U      08/15/2014     1,390.00            4            0.00    1,390.00          0.00
12-0    Cabinet Galant                 09/18/2014       457.00           10            0.00        0.00          0.00
13-0    HP server 491315-421 incl.
        hard discs                     11/28/2014     4,402.00            4            0.00        0.00          0.00
14-0    PC 800 G1TWR plus accessories  11/29/2014     2,897.00            4            0.00        0.00          0.00
15-0    3 PC`s PC 800 G1TWR Ci7/4770
        plus accessories               01/13/2015         0.00            3        4,237.71        0.00          0.00
17-0    Notebook ASUS X555LA           03/03/2015         0.00            3          405.90        0.00          0.00
18-0    Apple Iphone 5S                03/20/2015         0.00            3          499.17        0.00          0.00
19-0    PC 800 G1TWR plus Monitor      04/24/2015         0.00            3        1,424.40        0.00          0.00
                                    -----------------------------------------------------------------------------------
    Operating and office equipment                    6,568.34                    12,286.60        0.00          0.00

20-0    Notebook Toshiba Satelite
        incl. accessories              06/19/2015         0.00            3        1,570.74        0.00          0.00
21-0    PC ASUS D310MT                 06/23/2015         0.00            3        1,018.60        0.00          0.00
22-0    Olympus TG-4 Black incl
        accessories                    07/09/2015         0.00            3          424.15        0.00          0.00

Inv       Description                  Procurement    Procurement value   ND      Inflow       Outflow       Rebooking
                                       Date           01/01/2015

23-0    Dell Server Poweredge M630     09/25/2015         0.00            3        7,200.00        0.00          0.00
24-0    PC 800 G1 TWR incl accessories 11/11/2015         0.00            3        2,733.60        0.00          0.00
25-0    Appile IPhone 5S 16GB          11/30/2015         0.00            3          416.66        0.00          0.00
                                    -----------------------------------------------------------------------------------
    Operating and office equipment                   18,854.94                    19,970.93    1,390.00          0.00


    Total                                            27,541.80                    30,920.93    1,390.00          0.00




DETAILED ASSET ANALYSIS


Inv       Description                  Procurement value    Appreciation    Depreciation    Book value  Book value     Total
                                       12/31/2014                                           01/01/2015  12/31/2015     Depreciation

110 Patent and license rights
1-1 Red gate SQL Source Control                956.25             0.00           318.75        478.13       159.38           796.87
1-2 Red gate SQL Developer Bundle            1,228.25             0.00           409.42        614.13       204.71         1,023.54
1-3 Red gate  .NET  Tool belt                1,483.25             0.00           494.42        741.63       247.21         1,236.04
2-0 Teamviewer 8 Corporate                   1.990.00             0.00           663.33        995.00       331.67         1,658.33
3-0 Server license                             465.00             0.00           155.00        310.00       155.00           310.00
4-0 Licenses 08/2014 - 09/2017               2,564.11             0.00           854.70      2,136.75     1,282.05         1,282.06
                                    -----------------------------------------------------------------------------------------------
                                             8,686.86             0.00         2,895.62      5,275.64     2,380.02         6,306.84
Patent and license rights

120 Data processing programs

1-0 PRTG 1000 Network Monitor                2,000.00             0.00           666.66          0.00     1,333.34           666.66
2-0 PRTG 1000 Network Monitor
    upgrade unlimited                        8,000.00             0.00         1,333.32          0.00     6,666.68         1,333.32
3-0 Octopus SW Development Tool                950.00             0.00           316.66          0.00       633.34           316.66
                                    -----------------------------------------------------------------------------------------------
    Data processing programs                10,950.00             0.00         2,316.64          0.00     8,633.36         2,316.64

660 Operating and office equipment

1-0 Toshiba Botebook Tecra R950-19E            885.00             0.00           295.00        442.50       147.50           737.50
2-0 Toshiba Botebook Tecra R950-19E            885.00             0.00           295.00        442.50       147.50           737.50
3-0 5Stk. Toshiba Docking station              600.00             0.00           200.00        300.00       100.00           500.00
4-0 8Stk. Samsung Monitor LED 21.5"            894.00             0.00           298.00        447.00       149.00           745.00
5-0 Toshiba Tecra R950-19E+Asus PC           1,265.00             0.00           421.67        632.51       210.84         1,054.16
6-0 Toshiba Tecra R950-19E+ Monitor          1,302.34             0.00           434.11        651.17       217.06         1,085.28
7-0 Scanner                                    737.00             0.00           245.67        368.51       122.84           614.16
8-0 Toshiba Botebook Tecra R930-15C          1,090.00             0.00           272.50        817.50       545.00           545.00
9-0 Toshiba Botebook Tecra R930-15C          1,090.00             0.00           272.50        817.50       545.00           545.00
10-0    HP Elitebook 840                       960.00             0.00           240.00        840.00       600.00           360.00

Inv       Description                  Procurement value    Appreciation    Depreciation    Book value  Book value     Total
                                       12/31/2014                                           01/01/2015  12/31/2015     Depreciation

11-0    TECRA Z40-A-11W C15-4300U                0.00             0.00           173.75      1,216.25         0.00            0.00
12-0    Cabinet Galant                         457.00             0.00            45.75        434.63       388.88            68.62
13-0    HP server 491315-421 incl.
        hard discs                           4,402.00             0.00         1,100.50      3,851.75     2,751.25         1,650.75
14-0    PC 800 G1TWR plus accessories        2,897.10             0.00           724.28      2,534.98     1,810.70         1,086.40
15-0    3 PC`s PC 800 G1TWR Ci7/4770
        plus accessories                     4,237.71             0.00         1,412.57          0.00     2,825.14         1,412.57
17-0    Notebook ASUS X555LA                   405.90             0.00           135.30          0.00       270.60           135.30
18-0    Apple Iphone 5S                        499.17             0.00           166.39          0.00       332.78           166.39
19-0    PC 800 G1TWR plus Monitor            1,424.40             0.00           474.80          0.00       949.60           474.80
                                    -----------------------------------------------------------------------------------------------
    Operating and office equipment          27,541.80             0.00         3,963.44      5,473.64    13,796.80         5,058.14

20-0    Notebook Toshiba Satelite incl.
        accessories                          1,570.74             0.00           523.58          0.00     1,047.16           532.58
21-0    PC ASUS D310MT                       1,018.60             0.00           339.54          0.00       679.06           339.54
22-0    Olympus TG-4 Black incl accessories    424.15             0.00            70.70          0.00       353.45            70.70
23-0    Dell Server Poweredge M630           7,200.00             0.00         1,200.00          0.00     6,000.00         1,200.00
24-0    PC 800 G1 TWR incl accessories       2,733.60             0.00           462.27          0.00     2,311.33           462.27
25-0    Appile IPhone 5S 16GB                  416.66             0.00            69.43          0.00       347.23            69.43

                                    -----------------------------------------------------------------------------------------------
    Operating and office equipment          37,435.87             0.00         9,873.31     13,796.80    22,851.92        14,583.95

                                            57,072.73             0.00        15,085.57     19,072.44    33,865.30        23,207.43

ASSET ADDITIONS

Account   Inventory   Description                  Procurement  Commission.   Procurement   ND     Depreciation   Inv.    12-
                                                   Date         Date          Value                Basis          Amount  Surcharge

120       1-0         PRTH 1000 Network Monitor    03/16/2015   03/16/2015    2,000.00       3      2,000.00      0.00    0.00
120       2-0         PRTH 1000 Network Monitor
                      upgrade unlimited            09/02/2015   09/02/2015    8,000.00       3      8,000.00      0.00    0.00
120       3-0         Octopus SW Development Tool  04/30/2015   03/30/2015      950.00       3        950.00      0.00    0.00
                                                   -------------------------------------------------------------------------------
Patent and license rights                                                    10,950.00             10,950.00      0.00    0.00

660      15-0         3 PC`s PC 800 G1TWR Ci7/4770
                      plus accessories             01/13/2015  01/13/2015     4,237.71       2      4,237.71      0.00    0.00
660      17-1         Notebook  ASUS X555LA        03/03/2015  03/03/2015       405.90       3        405.90      0.00    0.00
660      18-0         Apple IPhone 5S              03/20/2015  03/20/2015       499.17       3        499.71      0.00    0.00
660      19-0         PC 800 G1TWR plus Monitor    04/24/2015  04/24/2015     1,424.40       3      1,424.40      0.00    0.00
660      20-0         Notebook Toshiba Satelite
                      incl. accessories            06/19/2015  06/19/2015     1,570.74       3      1,570.74      0.00    0.00
660      21-0         PC ASUS D310MT               06/23/2015  06/23/2015     1,018.60       3      1,018.60      0.00    0.00
660      22-0         Olympus TG - 4 Black incl.
                      accessories                  07/09/2015  07/09/2015       424.15       3        424.15      0.00    0.00
660      23-0         Dell Server Poweredge 360    09/25/2015  09/25/2015     7,200.00       3      7,200.00      0.00    0.00
660      24-0         PC 800 G1 TWR incl.
                      accessories                  11/11/2015  11/11/2015     2,773.60       3      2,773.60      0.00    0.00
660      25-0         Apple IPhone 5S 16 GB        11/30/2015  11/30/2015       416.66       3        416.66      0.00    0.00
                                                   -------------------------------------------------------------------------------
Operating and office equipment                                               19,970.93             19,970.93      0.00    0.00
                                                   -------------------------------------------------------------------------------
Total                                                                        30,920.93             30,920.93      0.00    0.00






ASSET ADDITIONS

Account  Inventory  Description      Procurement     Outflow     Outflow     Book value      Outflow     Book value       Income
                                     Date            Date        amount AW   At the start    amount AW   At the end

660      11-0       TECRA Z40-A11W
                    C15-43  U        15/09/2014    25/03/2015     1,390.00    1,216.25       1,0420.50     0.00          1,064.00
                                     --------------------------------------------------------------------------------------------
Operating and office equipment                                    1,390.00    1,216.25       1,0420.50     0.00          1,064.00
                                     --------------------------------------------------------------------------------------------
Total                                                             1,390.00    1,216.25       1,0420.50     0.00          1,064.00


DEPRECIATION FORECAST

Account    Description                      FY2015      FY2015       FY2017      FY2018      FY2019    FY2020

110        Patent and license rights         2,895.62    1,952.32       427.28        0.00     0.00      0.00
120        Data                              2,316.64    3,650.01     3,649.87    1,333.27     0.00      0.00
660        Operating and office equipment    9,873.31   10,406.75     9,311.94    2,880.6     45.75     45.75
                                            -----------------------------------------------------------------
Total                                       15,085.57   16,009.08    13,389.09    4,213.33    45.75     45.75


Cash flow statement

Liquid funds                              12/31/2015     01/01/2015
                                                 EUR            EUR
2801 Tispa 03.301.392.373                     50,182         30,201
                                            --------       --------
Total liquid funds                            50,182         30,201
                                                           --------
Changes to liquid funds:                                     19,980


Profit acc. to P&L statement                                            59,178

Plus:
    Expenses not related to cash:
    Write-offs                                               15,086
    Write-offs on financial assets                                -

Minus:
    Income not related to cash:                                              -

Changes to net current assets
    Changes to stock                                             -
    Changes to services not yet invoiced                    43,548
    Changes to customer payments                                 -
    Changes to receivables from subsidiaries                     -
    Changes to other receivables                             6,392
    Changes to ARAP                                          3,000
    Changes to trade payables                               10,253
    Changes to provisions                                   28,791
    Changes to other liabilities, cleaning accounts         31,334      15,716
                                                           ---------------------

1. Net cash flow from ongoing business activities                       89,979
Investments                                                             30,921
Book value fixed assets                                                  1,043

2. Net cash flow from investment activities                             29,878

Loan:                                                                        -
Change (load repayment)                                                 40,121
Change current account (liabilities)                                         -
Dividends                                                                    -
                                                           ---------------------
3. Net cash flow from financing activities                              40,121
                                                           ---------------------
Cash Flow (= changes liquid funds = total from 1.-3.)                   19,980
                                                           ---------------------

Evidence account in accordance with Article 4 (12) of EStG

                           Accounts acc.
                           to financial
                           statement      01/01/2015     Inflow        Outflow    Rebooking     12/31/2015
                           EUR            EUR            EUR           EUR        EUR           EUR

External financing:

Nominal capital              35,000.00        -           35,000.00                             35,000.00
Capital reserves
Retained earnings
Net profit
                             ------------------------------------------------------------------------------
Total                        35,000.00        -           35,000.00                             35,000.00


Internal financing:
Net profit                  109,520.57     168,698.27      59,177.70                            109,520.57
                             ------------------------------------------------------------------------------
Total                       109,520.57     168,698.27      59,177.70                            109,520.57
                             ------------------------------------------------------------------------------
Total share capital         109,520.57     168,698.27      59,177.70                            109,520.57


Tax calculation                                                              EUR

Annual profit acc. to P&L statement                                   59.177.70

Additions

Corporate tax                                         3,383.00
Corporate tax previous periods                          937.00
Active items PKW                                         25.00
50% Representation allowance                                 -
Capital gains tax                                            -         4,946.00

Deductions

Assessment basis corporate tax                                        64,123.70


Corporate tax calculation

Annual profit acc. to tax calculation                                 64,123.70

Loss carried forward (max. 75%)                                               -

Taxable profit                                                        16,030.92

Calculation

Profit x 25 %                                                          4,007.73

Minimum corporate tax 2015                                               500.00

Minus advance payments
Corporate tax advance payment                           500.00
Abeyance tax                                            625.00
Capital gains tax                                            -         1,125.00

Rounding                                                                   0.27

Corporate tax payment 2015                                             2,883.00

VAT calculation                                                              EUR
                                                       20%
4020  Domestic revenue                       310.499.00
                                             ----------
Total                                        310.499.00
                                             ==========
Total                                        310.499.00
Plus own consumption                                  -
Para. 19 (1a) (building services)
Minus exports                                         -
Minus ig deliveries                                   -
                                             ----------
Taxable services,  deliveries and
 own consumption                             310.499.00
                                             ==========

Taxable :
with 20% normal tax rate                    310.499.00  20%           62,099.80
with 10%  reduced tax rate                           -  10%                   -

Tax liability acc. to Para. 19/1/2 and
 Art.19/1/3/ Art.25/5                                                 39,472.67

Intra-community acquisitions                          -
Total of assessment basis                     23,097.12
Tax-free acc. to Art 6 (2)                        50.00
                                             ----------
                                              23,047.12
                                             ==========

Taxable:
with 20% normal tax rate                      23,047.12   20%          4,609.42
with 10%  reduced tax rate                            -   10%
                                                                     ----------
Total VAT and income tax                                              29,112.51

Total amount of pre-tax                        7,458.06
Import VAT                                            -
Pre-tax from intra-community
 acquisitions                                  4,609.42
Pre-tax  Par 19/1/2 and Art.19/1/3/
 Art.25/5                                     39,472.67
                                             ----------
Total pre-tax to be deducted                  51,540.15               51,540.15

Advance payment / surplus                                             54,641.74
Advance payments made                                                 54,641.74
                                                                    -----------
VAT liability for 2015                                                        -
                                                                    ===========